                                                                   Exhibit 10.25

                                   MEMORANDUM

TO:      Gabe Roberts
         Rue Reynolds
FROM:    Jerry Murphy
DATE:    April 16, 2004
SUBJECT: EMPLOYMENT AGREEMENT

Gabe/Rue:

This employment agreement covers the major points between US Helicopter and John
G. Murphy (Jerry) and replaces all prior agreements.

      -     POSITION - Chief Executive Officer/President/Board of Directors
            Member

      - SALARY - $225,000 Per annum with an annual salary review and a minimum cost of living adjustment of 5%


      -     Participation in Stock Option Plan to be established by the Company


      -     PERFORMANCE INCENTIVE PLAN - TIED TO EBITDA PERFORMANCE

PERFORMANCE TARGET     =    PERFORMANCE INCENTIVE
------------------     -    ---------------------
 95% of EBITDA         =         50% of Salary
100% of EBITDA         =         75% of Salary
105% of EBITDA         =        100% of Salary
110% of EBITDA         =        125% of Salary
115% of EBITDA         =        150% of Salary
120% of EBITDA         =        175% of Salary
125% of EBITDA         =        200% of Salary

            Formula shall continue for each 5% over EBITDA Performance... Performance Target will increase by increments of 25%

Page Two: John G. Murphy (Jerry)
Employment Agreement

      -     CONTRACT PERIOD - Five (5) Years

      - BENEFITS - CEO/President Benefits Plan will be established and agreed to by both parties

US Helicopter's lawyer will prepare a formal employment agreement as soon as possible. The signatures below represent the acceptance of these terms for US Helicopter by Co-founders Gabe Roberts/Rue Reynolds and John G. Murphy (Jerry).

  /s/  Gabriel Roberts               Date_____   /s/ John G. Murphy    Date_____
------------------------------------            ----------------------
Gabriel Roberts                                 John G. Murphy (Jerry)
Co-founder

  /s/  Rue Reynolds                  Date_____
------------------------------------
Rue Reynolds
Co-founder